UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
January 29, 2018
 Date of Report (date of earliest event reported)
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OpGen, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
(Address of principal executive offices)
(240) 813-1260
(Registrant's telephone number, including area code)
Not Applicable
 (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 29, 2018, OpGen, Inc. (the "Company") entered into an Executive Change In Control and Severance Benefits Agreement (each, an "Agreement"), with each of Timothy C. Dec, its Chief Financial Officer, and Vadim Sapiro, its Chief Information Officer (each, an "Executive").  Each Executive is a named executive officer of the Company.
The Agreement replaces the prior employment or severance agreement between the Company and each Executive.  Under each Agreement, in the event of a termination without cause by the Company or a termination for good reason by the Executive, the Executive will receive severance equal to six (6) months base salary at the time of termination.  In addition, if the Executive's employment is terminated without cause by the Company or any successor, or by the Executive for good reason at any time within two years after a change of control of the Company, the Executive shall receive the following additional benefits: (1) acceleration, vesting and lapse of forfeiture on any outstanding equity awards granted to the Executive, and, if applicable, extended time to exercise vested stock options; and (2) payment by the Company or its successor of health benefits for Executive and/or Executive's family at levels substantially equal to those which would have been provided to him or them in accordance with the plans, programs, practices and policies in effect as of the date before the change in control.
The foregoing is a summary of the principal terms of the Agreements.  The Agreements are attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits.
Exhibit No.	Description
10.1	Executive Change In Control And Severance Benefits Agreement, dated January 29, 2018 between OpGen, Inc. and Timothy C. Dec.
10.2	Executive Change In Control And Severance Benefits Agreement, dated January 29, 2018 between OpGen, Inc. and Vadim Sapiro.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
OpGen, Inc.

Date: January 29, 2018	By:	/s/ Timothy C. Dec
Timothy C. Dec Chief Financial Officer